BlackRock Funds II
BlackRock Government Income Portfolio
(the “Fund”)

 Supplement Dated June 5, 2009 to the
Prospectus and Statement of Additional Information

Effective immediately, the Fund has added the Barclays Capital Mortgage-Backed Securities Index and the Merrill Lynch 10-Year Treasury Index as performance benchmarks, each a recognized unmanaged index of bond market performance. The Barclays Capital Mortgage-Backed Securities Index is an index that includes the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC) that meet certain maturity and liquidity criteria, and the Merrill Lynch 10-Year Treasury Index is a one-security index consisting of the current “on-the-run” 10-year Treasury issue. For the one, five, and ten year periods ended December 31, 2008, the average annual total returns for the Barclays Capital Mortgage-Backed Securities Index were 8.34%, 5.54% and 6.04%, respectively, and for the one, five, and ten year periods ended December 31, 2008, the average annual total returns for the Merrill Lynch 10-Year Treasury Index were 20.06%, 7.39% and 6.18%, respectively. The Fund will also continue to use the Barclays Capital Mortgage-Backed Securities Index (50%)/Merrill Lynch 10-Year Treasury Index (50%), a customized weighted index, as a performance benchmark.

Code# PR&SAI-BD4-0109-SUP3